JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated September 28, 2016 to ANNUITY PROSPECTUSES

Changes to Variable Investment Options

This Supplement applies to GUARANTEED INCOME FOR LIFE IRA ROLLOVER VARIABLE ANNUITY, GUARANTEED INCOME FOR LIFE SELECT IRA ROLLOVER VARIABLE ANNUITY, VENTURE® 4 SERIES VARIABLE ANNUITY, VENTURE® 7 SERIES VARIABLE ANNUITY, VENTURE® FRONTIER VARIABLE ANNUITY, VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY, VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY, ANNUITYNOTE SERIES 1 A SHARE VARIABLE ANNUITY, ANNUITYNOTE SERIES 1 NAV VARIABLE ANNUITY, ANNUITYNOTE PORTFOLIOS A SHARE VARIABLE ANNUITY, ANNUITYNOTE PORTFOLIOS C SHARE VARIABLE ANNUITY and ANNUITYNOTE PORTFOLIOS ADV VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements and amends the information contained in the prospectus for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or the prospectus for the underlying John Hancock Variable Insurance Trust (JHVIT) Portfolios, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Portfolio Merger

For GUARANTEED INCOME FOR LIFE IRA ROLLOVER VARIABLE ANNUITY Contracts only, effective at the close of business on October 21, 2016, the following “Acquired Portfolio” will merge into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
Franklin Templeton Founding Allocation Trust	Lifestyle Growth PS Series

As a result, after October 21, 2016, the Variable Investment Option corresponding to Lifestyle Growth PS Series replaces the Variable Investment Option corresponding to Franklin Templeton Founding Allocation Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Franklin Templeton Founding Allocation Trust Variable Investment Option. Any Contract Value allocated to the Investment Option corresponding to the Acquired Portfolio will be allocated to the Investment Option corresponding to the Acquiring Portfolio.

Accordingly, any references in the Annuity Prospectus to the “Franklin Templeton Founding Allocation” Variable Investment Option are replaced with the “Lifestyle Growth PS Series” Variable Investment Option.

In addition, any references in the Annuity Prospectus to the Acquired Portfolio are replaced with the Acquiring Portfolio, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

Addition of Variable Investment Options

For GUARANTEED INCOME FOR LIFE IRA ROLLOVER VARIABLE ANNUITY, GUARANTEED INCOME FOR LIFE SELECT IRA ROLLOVER VARIABLE ANNUITY, VENTURE® 4 SERIES VARIABLE ANNUITY, VENTURE® 7 SERIES VARIABLE ANNUITY, VENTURE® FRONTIER VARIABLE ANNUITY, VENTURE® OPPORTUNITY A-SERIES VARIABLE ANNUITY, VENTURE® OPPORTUNITY O-SERIES VARIABLE ANNUITY, ANNUITYNOTE SERIES 1 A SHARE VARIABLE ANNUITY, ANNUITYNOTE SERIES 1 NAV VARIABLE ANNUITY, ANNUITYNOTE PORTFOLIOS A SHARE VARIABLE ANNUITY, ANNUITYNOTE PORTFOLIOS C SHARE VARIABLE ANNUITY and ANNUITYNOTE PORTFOLIOS ADV VARIABLE ANNUITY Contracts only, effective October 24, 2016, the Contracts will include new JHVIT Variable Investment Options. You may transfer or allocate Contract Value to Subaccounts that invest in the following JHVIT Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust	Lifestyle Growth PS Series
Investment Quality Bond Trust	Lifestyle Moderate MVP
Lifestyle Balanced MVP	Lifestyle Moderate PS Series
Lifestyle Balanced PS Series	Money Market Trust[1]
Lifestyle Conservative MVP	Total Bond Market Trust B
Lifestyle Conservative PS Series	Ultra Short Term Bond Trust
Lifestyle Growth MVP
[1] Subject to restrictions (see “V. Description of the Contract”).

Subadviser Changes to Variable Investment Options

Effective after the close of business on September 30, 2016, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) will become the sole subadvisor for Total Bond Market Trust B. Accordingly, any references to Declaration Management & Research LLC as subadvisor to John Hancock Investment Management Services, LLC for Total Bond Market Trust B are removed and replaced with JHAM as sole subadvisor.

You should retain this Supplement for future reference.

Supplement dated September 28, 2016

09/16:VAPS42	333-176427	333-176428
	333-176431	333-176430
	333-172473	333-172474
	333-172476	333-172475
	333-149421	333-149422
	333-167019	333-167018
	333-169795	333-169797
	333-143073	333-143075
	333-143074	333-143076
	333-164953	333-164954

2